                                                                     EXHIBIT 13

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                      AND

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (DEPOSITOR)

 The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Frederick F. Cripe and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement (File No. 333-143228) of Allstate Life of New York Separate Account A, as registrant, and Allstate Life Insurance Company of New York, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

 February 24, 2009

 /s/ MARCIA D. ALAZRAKI
--------------------------
 Marcia D. Alazraki
 Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                      AND

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (DEPOSITOR)

 The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Frederick F. Cripe and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement (File No. 333-143228) of Allstate Life of New York Separate Account A, as registrant, and Allstate Life Insurance Company of New York, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

 February 24, 2009

 /s/ MICHAEL B. BOYLE
--------------------------
 Michael B. Boyle
 Director and Vice
 President

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                      AND

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (DEPOSITOR)

 The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints John C. Pintozzi and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement (File No. 333-143228) of Allstate Life of New York Separate Account A, as registrant, and Allstate Life Insurance Company of New York, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

 February 24, 2009

 /s/ FREDERICK F. CRIPE
--------------------------
 Frederick F. Cripe
 Director, Chairman,
 President and Chief
 Executive Officer

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                      AND

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (DEPOSITOR)

 The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Frederick F. Cripe and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement (File No. 333-143228) of Allstate Life of New York Separate Account A, as registrant, and Allstate Life Insurance Company of New York, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

 February 24, 2009

 /s/ ROBERT J. HOLDEN
--------------------------
 Robert J. Holden
 Director, Vice President
 and Chief Operations
 Officer

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                      AND

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (DEPOSITOR)

 The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Frederick F. Cripe and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement (File No. 333-143228) of Allstate Life of New York Separate Account A, as registrant, and Allstate Life Insurance Company of New York, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

 February 24, 2009

 /s/ CLEVELAND JOHNSON,
 JR.
--------------------------
 Cleveland Johnson, Jr.
 Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                      AND

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (DEPOSITOR)

 The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Frederick F. Cripe and John C. Pintozzi and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement (File No. 333-143228) of Allstate Life of New York Separate Account A, as registrant, and Allstate Life Insurance Company of New York, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

 February 24, 2009

 /s/ SUSAN L. LEES
--------------------------
 Susan L. Lees
 Director, Vice
 President, General
 Counsel and Secretary

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                      AND

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (DEPOSITOR)

 The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Frederick F. Cripe and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement (File No. 333-143228) of Allstate Life of New York Separate Account A, as registrant, and Allstate Life Insurance Company of New York, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

 February 24, 2009

 /s/ JOHN CARL LOUNDS
--------------------------
 John Carl Lounds
 Director and Vice
 President

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                      AND

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (DEPOSITOR)

 The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Frederick F. Cripe and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement (File No. 333-143228) of Allstate Life of New York Separate Account A, as registrant, and Allstate Life Insurance Company of New York, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

 February 24, 2009

 /s/ KENNETH ROBERT O'BRIEN
----------------------------------------
 Kenneth Robert O'Brien
 Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                      AND

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (DEPOSITOR)

 The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Frederick F. Cripe and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement (File No. 333-143228) of Allstate Life of New York Separate Account A, as registrant, and Allstate Life Insurance Company of New York, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

 February 24, 2009

 /s/ JOHN C. PINTOZZI
--------------------------
 John C. Pintozzi
 Director, Vice President
 and Chief Financial
 Officer

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                      AND

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (DEPOSITOR)

 The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Frederick F. Cripe and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement (File No. 333-143228) of Allstate Life of New York Separate Account A, as registrant, and Allstate Life Insurance Company of New York, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

 February 24, 2009

 /s/ JOHN RICHARD RABEN, JR.
----------------------------------------
 John Richard Raben, Jr.
 Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                      AND

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (DEPOSITOR)

 The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Frederick F. Cripe and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement (File No. 333-143228) of Allstate Life of New York Separate Account A, as registrant, and Allstate Life Insurance Company of New York, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

 February 24, 2009

 /s/ PHYLLIS HILL SLATER
--------------------------
 Phyllis Hill Slater
 Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                      AND

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (DEPOSITOR)

 The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Frederick F. Cripe and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement (File No. 333-143228) of Allstate Life of New York Separate Account A, as registrant, and Allstate Life Insurance Company of New York, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

 February 24, 2009

 /s/ JOHN ERIC SMITH
--------------------------
 John Eric Smith
 Director and Vice
 President

                               POWER OF ATTORNEY

                                WITH RESPECT TO

                  ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A
                                  (REGISTRANT)

                                      AND

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                                  (DEPOSITOR)

 The undersigned director of Allstate Life Insurance Company of New York constitutes and appoints Frederick F. Cripe and Susan L. Lees and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign this Form N-4 registration statement (File No. 333-143228) of Allstate Life of New York Separate Account A, as registrant, and Allstate Life Insurance Company of New York, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

 February 24, 2009

 /s/ SAMUEL HENRY PILCH
--------------------------
 Samuel Henry Pilch
 Group Vice President and
 Controller